Colonial Global Equity Fund, Variable Series
             Colonial International Fund for Growth, Variable Series
              Colonial International Horizons Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series

                   Supplement to May 1, 1999 and June 1, 1999
              Prospectuses and Statement of Additional Information

The Funds' prospectuses and Statement of Additional Information are amended as follows:

Shareholder Meeting to Consider Management Agreement. The Board of Trustees of Liberty Variable Investment Trust has called a meeting of the Funds' shareholders for June 1, 2000 to vote on a proposed management agreement with Newport Fund Management, Inc. (Newport), an affiliate of Colonial Management Associates, Inc. (Colonial), the investment advisor to the Colonial Global Equity Fund, Variable Series, the Colonial International Fund for Growth,
Variable Series and the Colonial International Horizons Fund, Variable Series, and Stein Roe & Farnham Incorporated (Stein Roe), the investment advisor to the Stein Roe Global Utilities Fund, Variable Series. Stein Roe is an affiliate of Colonial. At a February 17, 2000 meeting, the Funds' Board of Trustees voted in favor of the proposed management agreements. Accordingly, if the Funds' shareholders approve the proposed management agreements, Newport will replace Colonial and Stein Roe as the Funds' investment advisor and will provide investment management services to each Fund, for the same investment management fee and on substantially the same terms and conditions as each Fund's existing management agreement with Colonial or Stein Roe. Newport is a wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC), and is located at 580 California Street, Suite 1960, San Francisco, CA 94104. Newport is registered as an investment advisor under the Investment Advisers Act of 1940 and specializes in international investing. As of February 29, 2000, Newport managed over $2.6 billion in assets.

Portfolio Managers. Effective March 15, 2000, Ophelia Barsketis and Deborah A. Jansen will replace Nicholas Ghajar as co-managers of the Colonial Global Equity Fund, Variable Series. Also, Charles R. Roberts, Michael Ellis, and Deborah Snee will replace Nicholas Ghajar as co-managers of the Colonial International Horizons Fund, Variable Series and Colonial International Fund for Growth, Variable Series. Effective March 15, 2000, each of the co-managers will become a joint employee of Newport, Colonial and Stein Roe.
Both Colonial and Stein Roe are indirect wholly owned subsidiaries of LFC.

Ms. Barsketis will be a Managing Director of Newport. She also is a Senior Vice President of both Colonial and Stein Roe. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities as co-manager of the Stein Roe Global Utilities Fund, Variable Series in November, 1997 and the Colonial Global Utilities Fund in September, 1993.

Ms. Jansen will be a Senior Vice President of Newport. She holds the same position with both Colonial and Stein Roe. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities as co-manager of the Stein Roe Global Utilities Fund, Variable Series in November, 1997 and the Colonial Global Utilities Fund in April, 1996. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as Vice President in March, 1996. For a period of time before returning to Stein Roe in March, 1996, Ms. Jansen was a Senior Equity Research Analyst for BancOne Investment Advisers Corporation.

Mr. Roberts is a Managing Director of Newport. Mr. Roberts is also a Managing Director of Newport Pacific Management, Inc. (Newport Pacific), Newport's immediate parent. Mr. Roberts will be a Senior Vice President with both Colonial and Stein Roe. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 where he has managed other funds or accounts on behalf of Newport and Newport Pacific. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) since 1997. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International since prior to 1994.

Mr. Ellis is a Senior Vice President of both Newport and Newport Pacific. Mr. Ellis will hold the same position with Colonial and Stein Roe. Prior to joining Newport and Newport Pacific in December, 1996, he was a Vice President at Matthews International Capital Management since September, 1991.

Ms. Snee is a Vice President and Europe analyst at Newport. She also will be an analyst at Colonial and Stein Roe. Prior to working at Newport, Ms. Snee spent five years at Sit/Kim as an emerging markets analyst.

Investment Advisor. Effective March 15, 2000, Colonial and Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport will execute all trades under its own procedures.

This Supplement is dated March 15, 2000.


ANN-36/833A-0300